First Quarter Report

March 31, 2006

STRATTON
MUTUAL FUNDS
Stability·Strategy·Success

DEAR FELLOW SHAREHOLDER:

FEDERAL RESERVE POLICY

The Federal Reserve Board raised interest rates by 25 basis points for the fifteenth time bringing the Federal Funds rate to 4.75%. Most observers expect at least two more increases in May and June with a rate of 5.25%, by the end of the second quarter. It is also thought that 5.25% might be the point at which the Fed pauses to assess the economic impact of higher interest rates.

ENERGY

The energy world is totally oriented to supply side issues that have driven crude oil prices up to the mid $60s range; at the time of writing this letter, crude is $69 per barrel. The causes for this have little to do with short-term demand or inventories. Inventories are quite large but they are being held as hedges against supply disruptions. If the world’s oil supply were “safe,” oil would probably be trading at $50 per barrel and user inventories would be reduced. There is probably a $15 risk premium in the oil markets; much of which may be justified in light of volatile sources of supply.

CORPORATE EARNINGS

The first quarter earnings in 2006 should produce double digit gains. It appears as though the first quarter of 2006 will certainly match the average earnings gains of all of 2005. We expect a slow attrition of that growth rate in the remaining 2006 quarters simply because the base is higher and it is harder to grow earnings at that same rate on a much higher base. Corporate managements and boards are continuing to maintain discipline to sustain profit margins at very high levels. One example of this discipline – acting slowly to hire new workers, especially if it involves expansion. What expansion is taking place is often in the developing markets and focused on gaining footholds in Pacific Rim markets. Managements are determined to hold margins up and will consider price increases for their products when possible. This has been the longest sustained period of high margins; and we believe it is due to concerns about the long-term outlook and the short-term pressure on managements to perform.

STRATTON GROWTH FUND

We are pleased to announce that the Stratton Growth Fund was selected by Business Week for their Excellence in Fund Management Awards for 2006. This follows Stratton Growth Fund receiving the Lipper Award for the best multi-cap value fund in 2005. We are pleased with the recognition of the Fund performance by these two prestigious organizations.

The Board of Directors of the Funds has voted to change the name of Stratton Growth Fund to Stratton Multi-Cap Fund effective May 1, 2006 to more appropriately reflect the type of fund it is. When we selected Growth Fund in 1972 there was not a distinct division in the stock market between value and growth stocks. We have always been a value manager and this corrects any misimpression that others might have about the nature of the Fund.

Sincerely yours,

James W. Stratton

Chairman

April 18, 2006

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, May 2006. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Growth Fund—Jim Stratton

Q.	Why are there so many sales in the portfolio this quarter and only two purchases?

A.	During the month of March, we were faced with significant redemptions in the Fund, triggered by a financial advisory service. This decision appears to have been made on a short-term basis and triggered at the bottom of the market. We would note that the Fund was up +6.34% during the quarter, which compares favorably to the S&P 500 Index return of +4.21%. Recall also the Fund’s 2005 return of +14.49% vs. the S&P 500 Index return of +4.91%.

It was necessary for us to raise the funds to meet those redemptions. We selected first those stocks that had been disappointing in earnings per share. They included Briggs & Stratton Corp., Tyco International Ltd., and YRC Worldwide, Inc. Second, we eliminated those stocks in our portfolio that seemed to have the slowest earnings growth. Most of these companies had an outlook for less than ten percent earnings growth in 2006, thus they became candidates for sale. We retained the stocks that we believed had the strongest earnings potential and in effect concentrated the portfolio to forty issues.

Q.	What stocks were added to the portfolio during the quarter?

A.	We added Todco Class A stock to the Energy sector which is an offshore oil drilling company. We believe the outlook for oil field services and exploration services is exceptional for the next three to five years. Todco has several rigs mothballed that when brought to the market can add substantially to their earning power. We also added Seagate Technology, the leader in hard disk drives for computers. It is currently in the process of acquiring Maxtor, the number two competitor in the U.S. market. When this is complete, we expect the market share to expand sharply, cost to be reduced by consolidation of unnecessary facilities and pricing to stabilize, if not improve, in the disk drive markets. Seagate Technology sells at a low price-to-earnings multiple and is a value stock.

Portfolio holdings are as of 3/31/06, they are subject to change at any time.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Growth Fund

	March 31, 2006	December 31, 2005
Total Net Assets	$145,406,556	$173,405,273
Net Asset Value Per Share	$47.16	$44.35
Shares Outstanding	3,083,084	3,909,963

Portfolio Changes For the Quarter Ended March 31, 2006 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Seagate Technology (0.9%)	Bank of America Corp.
Todco Class A (2.7%)	Briggs & Stratton Corp.
Health Management Associates, Inc.
KB Home
Pulte Homes, Inc.
R.R. Donnelley & Sons Co.
The St. Paul Travelers Companies, Inc.
Tyco International Ltd.
VF Corp.
YRC Worldwide, Inc.

Industry Categories March 31, 2006 (unaudited)

Energy	27.4%	Banking/Financial	6.2%	Consumer Durables	3.0%
Capital Goods	11.1%	Insurance/Services	4.5%	Consumer Services	2.8%
Technology	8.8%	Business Services	3.4%	Industrial	2.8%
Transportation	8.5%	Basic Materials	3.3%	Utilities	2.5%
Construction	8.3%	Chemicals	3.0%

Ten Largest Holdings March 31, 2006 (unaudited)

	Market Value	Percent of TNA
Valero Energy Corp.	$6,647,536	4.6%
Penn Virginia Corp.	5,680,000	3.9
Norfolk Southern Corp.	5,407,000	3.7
Lehman Brothers Holdings, Inc.	5,058,550	3.5
NCR Corp.	5,014,800	3.5
Burlington Northern Santa Fe Corp.	4,999,800	3.4
Vulcan Materials Co.	4,765,750	3.3
Jabil Circuit, Inc.	4,714,600	3.2
Rockwell Automation, Inc.	4,674,150	3.2
Ingersoll-Rand Co., Ltd. Class A	4,596,900	3.2
	$51,559,086	35.5%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares—Jim Beers

Q.	How have REITs fared so far in 2006?

A.	The REIT sector once again defied most market predictions during the first quarter. Following six years of outperforming the broad market, continued Federal Reserve Board rate increases, and the widely held belief that residential and commercial real estate markets are fully valued, the Morgan Stanley REIT Index returned +15.15% in the quarter ended March 31, 2006. SMDS returned +13.88% over that same time period. One factor contributing to the strong performance of the group is the ongoing merger and acquisition activity that is occurring in the industry, as a number of public REITs have been taken private in recently announced deals. Buyers of these companies obviously believe that market pricing does not fully reflect the value of the underlying real estate. Speculation that the current merger and acquisition environment will persist continues to drive up REIT stock prices.

Q.	How has recent performance affected your outlook for the sector?

A.	Although we are cautious given the recent price movements in the sector, we still believe in the positive long-term fundamentals for the group. This view is supported by the activity in the private equity market that has been affecting our holdings. During the quarter, three out of the four eliminated holdings in the portfolio were sold after a private merger or buyout. The other holding, Prentiss Properties Trust, merged with another existing holding, Brandywine Realty Trust. All of these companies saw their stock price rise strongly after the deals were announced. This has a positive effect on the Fund’s performance. The downside for the Fund is that we are no longer able to hold the stock of many well-run and admired companies. We will continue to look at new opportunities as they arise.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	March 31, 2006	December 31, 2005
Total Net Assets	$163,018,255	$153,343,883
Net Asset Value Per Share	$38.65	$34.35
Shares Outstanding	4,218,166	4,464,807

Portfolio Changes For the Quarter Ended March 31, 2006 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Equity Inns, Inc. (0.5%)	Amli Residential Properties Trust
First Potomac Realty Trust (0.6%)	Arden Realty, Inc.
Mack-Cali Realty Corp. (1.2%)	CarrAmerica Realty Corp.
Prentiss Properties Trust

Industry Categories March 31, 2006 (unaudited)

Office	19.5%	Industrial	6.9%
Health Care	18.9%	Regional Malls	6.6%
Apartments	17.6%	Diversified	6.2%
Shopping Centers	7.9%	Net Lease	5.6%
Lodging	6.9%

Ten Largest Holdings March 31, 2006 (unaudited)

	Market Value	Percent of TNA
Reckson Associates Realty Corp.	$6,643,900	4.1%
Liberty Property Trust	5,994,036	3.7
Heritage Property Investment Trust	5,938,500	3.6
EastGroup Properties, Inc.	5,692,800	3.5
Pennsylvania Real Estate Investment Trust	5,500,000	3.4
Commercial Net Lease Realty	5,475,500	3.4
Mid-America Apartment Communities, Inc.	5,475,000	3.4
New Plan Excel Realty Trust	5,447,400	3.3
United Dominion Realty Trust, Inc.	5,422,600	3.3
Glimcher Realty Trust	5,254,000	3.2
	$56,843,736	34.9%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund—Jerry Van Horn

Q.	How did the Fund perform during the first quarter of 2006?

A.	For the first quarter of 2006, Stratton Small-Cap Value Fund posted a total return of +14.19% compared to the Russell 2000 Index return of +13.95% and the Russell 2000 Value Index return of +13.51%. Drivers of the Fund’s strong performance during the first quarter were spread throughout the portfolio as holdings in the Technology, Financial, Producer Durable, Energy and Consumer Discretionary sectors posted excellent returns.

Q.	What changes took place in the portfolio during the quarter?

A.	The Fund had a fairly active quarter in terms of new purchases. During the quarter, 12 new names were added to the portfolio as strong investment flows into the Fund enabled us to capitalize on attractive opportunities. The most notable areas of concentration of new names are in the Technology and Basic Materials sectors. Five new names were added from the Technology sector; CommScope, Inc., OmniVision Technologies, Inc., ON Semiconductor Corp., Palm, Inc. and Parametric Technology Corp. We expect the Technology sector to continue to benefit from increased spending as businesses seek to sustain positive productivity growth. Also, certain areas of the sector are continuing to benefit from the increasing use of tech components in consumer goods such as autos and toys. Two new names were added to the Basic Materials sector during the quarter; Century Aluminum Co. and Schnitzer Steel Industries, Inc. Class A. Both Century and Schnitzer are continuing to benefit from strength in the commodity markets as the fear that global demand for commodities such as aluminum and steel will outpace available supplies places upward pressure on pricing.

Five names were removed from the portfolio during the quarter. Two names were removed due to acquisitions. Beverly Enterprises, Inc. was acquired by a private equity firm and Engineered Support Systems, Inc. was acquired by current portfolio holding DRS Technologies, Inc. Three portfolio holdings were removed due to continuing earnings disappointment; Hercules, Inc., Multimedia Games, Inc. and Rock-Tenn Co. Class A.

Portfolio holdings are as of 3/31/06, they are subject to change at any time.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	March 31, 2006	December 31, 2005
Total Net Assets	$489,195,700	$355,412,991
Net Asset Value Per Share	$49.42	$43.28
Shares Outstanding	9,898,238	8,211,316

Portfolio Changes For the Quarter Ended March 31, 2006 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
BankUnited Financial Corp. Class A (1.1%)	Beverly Enterprises, Inc.
Century Aluminum Co. (2.0%)	Engineered Support Systems, Inc.
CommScope, Inc. (1.8%)	Hercules, Inc.
Equity Inns, Inc. (0.8%)	Multimedia Games, Inc.
First Horizon Pharmaceutical Corp. (1.8%)	Rock-Tenn Co. Class A
Freightcar America, Inc. (1.6%)
OmniVision Technologies, Inc. (1.2%)
ON Semiconductor Corp. (1.5%)
Pacific Sunwear of California, Inc. (1.6%)
Palm, Inc. (1.7%)
Parametric Technology Corp. (1.5%)
Schnitzer Steel Industries, Inc. Class A (1.2%)

Industry Categories March 31, 2006 (unaudited)

Technology	16.0%	Retailing	5.1%	Transportation	2.5%
Energy	14.2%	Utilities	4.4%	Banking/Financial	2.4%
Capital Goods	11.2%	Construction	3.6%	Aerospace	1.7%
Health Care	8.9%	Entertainment	3.5%	Chemicals	0.9%
REITs	7.1%	Basic Materials	3.2%	Consumer Durables	0.5%
Business Services	5.7%	Insurance/Services	2.5%

Ten Largest Holdings March 31, 2006 (unaudited)

	Market Value	Percent of TNA
TETRA Technologies, Inc.	$11,802,336	2.4%
JLG Industries, Inc.	11,355,352	2.3
United Rentals, Inc.	10,584,600	2.2
Terex Corp.	10,055,556	2.0
Affiliated Managers Group, Inc.	9,786,798	2.0
Century Aluminum Co.	9,763,500	2.0
West Pharmaceutical Services, Inc.	9,759,792	2.0
Universal Compression Holdings, Inc.	9,120,600	1.9
Landry’s Restaurants, Inc.	9,093,942	1.9
Aaron Rents, Inc.	9,088,365	1.8
	$100,410,841	20.5%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS March 31, 2006 (unaudited)

Stratton Growth Fund

	Number of Shares	Market Value
COMMON STOCKS – 95.6%
Banking/Financial – 6.2%
The Bear Stearns Companies, Inc.	15,000	$2,080,500
Commerce Bancorp, Inc. (NJ)	50,000	1,832,500
Lehman Brothers Holdings, Inc.	35,000	5,058,550

		8,971,550

Basic Materials – 3.3%
Vulcan Materials Co.	55,000	4,765,750

Business Services – 3.4%
NCR Corp.†	120,000	5,014,800

Capital Goods – 11.1%
Caterpillar, Inc.	50,000	3,590,500
Ingersoll-Rand Co., Ltd. Class A	110,000	4,596,900
Rockwell Automation, Inc.	65,000	4,674,150
Textron, Inc.	35,000	3,268,650

		16,130,200

Chemicals – 3.0%
PolyOne Corp.†	80,000	745,600
Rohm and Haas Co.	75,000	3,665,250

		4,410,850

Construction – 8.3%
Beazer Homes USA, Inc.	50,000	3,285,000
Centex Corp.	50,000	3,099,500
D. R. Horton, Inc.	90,000	2,989,800
Lennar Corp. Class A	45,000	2,717,100

		12,091,400

Consumer Durables – 3.0%
The Black & Decker Corp.	50,000	4,344,500

Consumer Services – 2.8%
The Charles Schwab Corp.	240,000	4,130,400

Energy – 27.4%
Anadarko Petroleum Corp.	35,000	3,535,350
Chesapeake Energy Corp.	110,000	3,455,100
CONSOL Energy, Inc.	25,000	1,854,000
EOG Resources, Inc.	50,000	3,600,000
Foundation Coal Holdings, Inc.	70,000	2,879,800
Occidental Petroleum Corp.	45,000	4,169,250
Penn Virginia Corp.	80,000	5,680,000
Todco Class A†	100,000	3,941,000
Valero Energy Corp.	111,200	6,647,536
XTO Energy, Inc.	93,333	4,066,519

		39,828,555

	Number of Shares	Market Value
Industrial – 2.8%
Parker Hannifin Corp.	50,000	$4,030,500

Insurance/Services – 4.5%
The Allstate Corp.	30,000	1,563,300
Lincoln National Corp.	20,000	1,091,800
UnitedHealth Group, Inc.	27,500	1,536,150
WellPoint, Inc.†	30,000	2,322,900

		6,514,150

Technology – 8.8%
AMETEK, Inc.	100,000	4,496,000
C&D Technologies, Inc.	250,000	2,310,000
Jabil Circuit, Inc.†	110,000	4,714,600
Seagate Technology†	50,000	1,316,500

		12,837,100

Transportation – 8.5%
Burlington Northern Santa Fe Corp.	60,000	4,999,800
Maritrans, Inc.	77,900	1,903,097
Norfolk Southern Corp.	100,000	5,407,000

		12,309,897

Utilities – 2.5%
TXU Corp.	80,000	3,580,800

Total Common Stocks (Cost $86,383,467)		138,960,452

	Principal Amount
SHORT-TERM INVESTMENTS – 5.2%
PNC Bank Money Market Account 4.26%, due 04/03/06	$7,613,126	7,613,126

Total Short-Term Investments (Cost $7,613,126)		7,613,126

Total Investments – 100.8% (Cost $93,996,593*)		146,573,578
Liabilities in Excess of Other Assets – (0.8)%		(1,167,022)

NET ASSETS – 100.0%		$145,406,556

†	Non-income producing security
*	Aggregate cost is $93,996,593 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$54,129,616
Gross unrealized depreciation	(1,552,631)

Net unrealized appreciation	$52,576,985

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2006 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value
COMMON STOCKS – 96.1%
Apartments – 17.6%
Apartment Investment & Management Co. Class A	95,000	$4,455,500
Archstone-Smith Trust	75,000	3,657,750
Camden Property Trust	70,000	5,043,500
Home Properties, Inc.	90,000	4,599,000
Mid-America Apartment Communities, Inc.	100,000	5,475,000
United Dominion Realty Trust, Inc.	190,000	5,422,600

		28,653,350

Diversified – 6.2%
Colonial Properties Trust	80,000	4,010,400
Crescent Real Estate Equities Co.	100,000	2,107,000
Lexington Corporate Properties Trust	190,000	3,961,500

		10,078,900

Health Care – 18.9%
Health Care Property Investors, Inc.	145,800	4,140,720
Health Care REIT, Inc.	135,000	5,143,500
Healthcare Realty Trust, Inc.	120,000	4,485,600
National Health Investors, Inc.	140,000	3,556,000
Nationwide Health Properties, Inc.	215,000	4,622,500
Universal Health Realty Income Trust	100,000	3,653,000
Ventas, Inc.	155,000	5,142,900

		30,744,220

Industrial – 6.9%
EastGroup Properties, Inc.	120,000	5,692,800
First Industrial Realty Trust, Inc.	109,000	4,653,210
First Potomac Realty Trust	32,600	920,950

		11,266,960

Lodging – 6.9%
Equity Inns, Inc.	50,000	810,000
Hospitality Properties Trust	115,000	5,022,050
Sunstone Hotel Investors, Inc.	90,000	2,607,300
Winston Hotels, Inc.	250,000	2,842,500

		11,281,850

Net Lease – 5.6%
Commercial Net Lease Realty	235,000	5,475,500
Trustreet Properties, Inc.	245,000	3,721,550

		9,197,050

	Number of Shares	Market Value
Office – 19.5%
Brandywine Realty Trust	137,500	$4,367,000
Equity Office Properties Trust	135,000	4,533,300
Glenborough Realty Trust, Inc.	199,800	4,345,650
Highwoods Properties, Inc.	120,000	4,047,600
Liberty Property Trust	127,100	5,994,036
Mack-Cali Realty Corp.	40,000	1,920,000
Reckson Associates Realty Corp.	145,000	6,643,900

		31,851,486

Regional Malls – 6.6%
Glimcher Realty Trust	185,000	5,254,000
Pennsylvania Real Estate Investment Trust	125,000	5,500,000

		10,754,000

Shopping Centers – 7.9%
Heritage Property Investment Trust	150,000	5,938,500
New Plan Excel Realty Trust	210,000	5,447,400
Urstadt Biddle Properties, Inc. Class A	80,000	1,440,000

		12,825,900

Total Common Stocks (Cost $108,677,258)		156,653,716

	Principal Amount
SHORT-TERM INVESTMENTS – 3.4%
PNC Bank Money Market Account 4.26%, due 04/03/06	$5,600,643	5,600,643

Total Short-Term Investments (Cost $5,600,643)		5,600,643

Total Investments – 99.5% (Cost $114,277,901*)		162,254,359
Other Assets Less Liabilities – 0.5%		763,896

NET ASSETS – 100.0%		$163,018,255

*Aggregate	cost is $114,277,901 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$48,005,618
Gross unrealized depreciation	(29,160)

Net unrealized appreciation	$47,976,458

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2006 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value
COMMON STOCKS – 93.4%
Aerospace – 1.7%
Moog, Inc. Class A†	236,925	$8,408,468

Banking/Financial – 2.4%
BankUnited Financial Corp. Class A	200,000	5,408,000
Eaton Vance Corp.	80,000	2,190,400
QC Holdings, Inc.†	21,200	267,756
Webster Financial Corp.	33,000	1,599,180
WSFS Financial Corp.	35,000	2,199,050

		11,664,386

Basic Materials – 3.2%
Century Aluminum Co.†	230,000	9,763,500
Schnitzer Steel Industries, Inc. Class A	135,000	5,784,750

		15,548,250

Business Services – 5.7%
Aaron Rents, Inc.	334,500	9,088,365
Affiliated Managers Group, Inc.†	91,800	9,786,798
Armor Holdings, Inc.†	153,000	8,918,370

		27,793,533

Capital Goods – 11.2%
Cascade Corp.	105,700	5,586,245
Crane Co.	216,800	8,890,968
DRS Technologies, Inc.	147,395	8,087,564
JLG Industries, Inc.	368,800	11,355,352
Terex Corp.†	126,900	10,055,556
United Rentals, Inc.†	306,800	10,584,600

		54,560,285

Chemicals – 0.9%
PolyOne Corp.†	495,700	4,619,924

Construction – 3.6%
Beazer Homes USA, Inc.	63,300	4,158,810
D.R. Horton, Inc.	75,000	2,491,500
Hovnanian Enterprises, Inc. Class A†	97,000	4,261,210
M.D.C. Holdings, Inc.	42,673	2,744,301
WCI Communities, Inc.†	147,900	4,114,578

		17,770,399

Consumer Durables – 0.5%
Jacuzzi Brands, Inc.†	264,800	2,602,984

Energy – 14.2%
Cabot Oil & Gas Corp.	139,050	6,664,666
Foundation Coal Holdings, Inc.	196,500	8,084,010

	Number of Shares	Market Value
Energy – Continued
Houston Exploration Co.†	126,200	$6,650,740
KCS Energy, Inc.†	332,400	8,642,400
Newfield Exploration Co.†	86,000	3,603,400
Penn Virginia Corp.	113,100	8,030,100
Pogo Producing Co.	59,600	2,994,900
Remington Oil & Gas Corp.†	84,000	3,630,480
TETRA Technologies, Inc.†	250,900	11,802,336
Universal Compression Holdings, Inc.†	180,000	9,120,600

		69,223,632

Entertainment – 3.5%
Isle of Capri Casinos, Inc.†	244,481	8,136,328
Landry’s Restaurants, Inc.	257,400	9,093,942

		17,230,270

Health Care – 8.9%
Alliance Imaging, Inc.†	235,500	1,516,620
CONMED Corp.†	226,000	4,327,900
Diagnostic Products Corp.	145,000	6,906,350
First Horizon Pharmaceutical Corp.†	355,000	8,949,550
Henry Schein, Inc.†	88,500	4,235,610
LifePoint Hospitals, Inc.†	150,000	4,665,000
Respironics, Inc.†	86,000	3,346,260
West Pharmaceutical Services, Inc.	281,100	9,759,792

		43,707,082

Insurance/Services – 2.5%
Scottish Re Group Ltd.	233,200	5,785,692
Selective Insurance Group, Inc.	123,100	6,524,300

		12,309,992

REITs – 7.1%
Equity Inns, Inc.	248,900	4,032,180
FelCor Lodging Trust, Inc.	385,000	8,123,500
Innkeepers USA Trust	453,000	7,678,350
MeriStar Hospitality Corp.†	633,700	6,577,806
Sunstone Hotel Investors, Inc.	280,000	8,111,600

		34,523,436

Retailing – 5.1%
Circuit City Stores, Inc.	190,400	4,660,992
GameStop Corp. Class A†	148,371	6,994,209
Oxford Industries, Inc.	112,000	5,726,560
Pacific Sunwear of California, Inc.†	350,000	7,756,000

		25,137,761

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2006 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value
Technology – 16.0%
Anixter International, Inc.†	189,200	$9,039,976
Bel Fuse, Inc. Class B	40,000	1,401,200
Belden CDT, Inc.	299,600	8,158,108
CommScope, Inc.†	300,000	8,565,000
Digital River, Inc.†	160,000	6,977,600
Komag, Inc.†	178,000	8,472,800
MICROS Systems, Inc.†	74,100	3,413,787
OmniVision Technologies, Inc.†	195,000	5,889,000
ON Semiconductor Corp.†	1,000,000	7,260,000
Palm, Inc.†	350,000	8,106,000
Parametric Technology Corp.†	450,000	7,348,500
Premiere Global Services, Inc.†	345,000	2,777,250
Technitrol, Inc.	42,000	1,007,160

		78,416,381

Transportation – 2.5%
Freightcar America, Inc.	120,000	7,632,000
Maritrans, Inc.	40,500	989,415
YRC Worldwide, Inc.†	93,487	3,558,115

		12,179,530

Utilities – 4.4%
El Paso Electric Co.†	380,000	7,235,200
Energen Corp.	182,700	6,394,500
Southwest Gas Corp.	275,000	7,686,250

		21,315,950

Total Common Stocks (Cost $347,051,818)		457,012,263

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS – 8.5%
PNC Bank Money Market Account 4.26%, due 04/03/06	$41,695,526	$41,695,526

Total Short-Term Investments (Cost $41,695,526)		41,695,526

Total Investments – 101.9% (Cost $388,747,344*)		498,707,789
Liabilities in Excess of Other Assets – (1.9)%		(9,512,089)

NET ASSETS – 100.0%		$489,195,700

†	Non-income producing security
*	Aggregate cost is $388,747,344 and
net	unrealized appreciation is as follows:

Gross unrealized appreciation	$116,321,804
Gross unrealized depreciation	(6,361,359)

Net unrealized appreciation	$109,960,445

See accompanying notes to Schedules of Investments.

NOTES TO SCHEDULES OF INVESTMENTS

March 31, 2006 (unaudited)

Note A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

Note B. Tax Disclosure – No provision for Federal income taxes is required since the Funds intend to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character to tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of March 31, 2006.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail	Via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

DIRECTORS

Lynne M. Cannon
George W. Graner
John J. Lombard, Jr.
Richard W. Stevens
James W. Stratton
Frank Thomas
H. Drake Williams, Jr.
Joel H. Wilson

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds

John A. Affleck, CFA
President
Stratton Growth Fund

James A. Beers
President
Stratton Monthly Dividend REIT Shares

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Chief Compliance Officer

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary & Assistant Treasurer

Michelle A. Whalen
Assistant Secretary & Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company
The Eastwick Center, 8800 Tinicum Boulevard
Philadelphia, PA 19153

Visit the Stratton Mutual Funds web site at http://www.strattonfunds.com

STRATTON
MUTUAL FUNDS
Stability·Strategy·Success